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                                                                Exhibit 23.2


                           Consent of Independent Auditors


We consent to the incorporation by reference in the Current Report on Form 8-K dated December 30, 1996, of our report dated October 27, 1995, with respect to the consolidated financial statements of Ohmicron Corporation included in the Registration Statement (Form S-4 No. 333-17505), filed with the Securities and Exchange Commission.

                                                 /s/ Ernst & Young LLP


January 14, 1997
Philadelphia, Pennsylvania